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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 2006

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)

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
        MASSACHUSETTS                   000-32955                 04-3557612
(State or other jurisdiction     (Commission File Number)      (I.R.S.Employer
      of incorporation)                                      Identification No.)
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                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 725-7500
             (Address, including zip code, of registrant's principal
    executive offices and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 26, 2006, the Board of Directors of LSB Corporation (the "Company"), ratified and approved that certain Renewed Rights Agreement between the Company and Computershare Trust Company, N.A., as rights agent (the "Renewed Rights Agreement"). The Renewed Rights Agreement will amend and extend that certain Rights Agreement dated as of December 19, 1996 between Lawrence Savings Bank and State Street Bank and Trust Company, as rights agent, as assumed by the Company in connection with its reorganization as the holding company for Lawrence Savings Bank effective July 1, 2001 (as amended, the "Current Rights Plan") upon expiration of the Current Rights Plan on December 19, 2006. A copy of the Renewed Rights Agreement is attached hereto and incorporated herein as Exhibit 4.1.

On November 17, 2005, the Board of Directors approved the form of the Renewed Rights Agreement with a rights agent to be determined. Also on that date, the Board of Directors declared a dividend distribution of one right (as defined in the Renewed Rights Agreement, a "Right;" collectively, the "Rights") for each share of the Company's Common Stock, $0.10 par value per share, issued and outstanding as of the close of business on December 19, 2006, the expiration date of the Current Rights Plan. For a summary description of the Renewed Rights Agreement and the Rights to be issued thereunder, please see the Company's Registration Statement on Form 8-A filed January 31, 2006, which is incorporated by reference herein.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

On January 26, 2006 the registrant announced, in a press release, its dividend and financial results for the fourth quarter 2005. A copy of the press release issued by the registrant is herewith attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

Material Modification to Rights of Security Holders. On January 26, 2006, the Board of Directors approved the Renewed Rights Agreement. The Renewed Rights Agreement is attached hereto and incorporated herein as Exhibit 4.1. For a summary description of the Renewed Rights Agreement and the Rights to be issued thereunder, please see the Company's Registration Statement on Form 8-A filed January 31, 2006, which is incorporated by reference herein.

5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS:
     APPOINTMENT OF PRINCIPAL OFFICERS.

On January 26, the Board of Directors of LSB Corporation and its wholly owned subsidiary, Lawrence Savings Bank, approved the appointment of four management positions.

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Michael J. Ecker to the position of Executive Vice President and Chief Lending
Officer of Lawrence Savings Bank. Mr. Ecker replaces recently retired Executive Vice President and Chief Lending Officer, Jeffrey W. Leeds. For more than 10 years, Mr. Ecker served as Senior Vice President of Commercial Lending at Andover Bank (acquired by TD Banknorth in 2001). Mr. Ecker received a Bachelor of Arts in Business Administration with a minor in Civil Engineering from the University of Connecticut and a Master of Arts in Business Administration from Harvard University with emphasis in Finance and Real Estate. See Exhibit 99.2 for a copy of Mr. Ecker's press release.

Diane H. Walker to the position of Executive Vice President and Chief Financial Officer of Lawrence Savings Bank. Since 2002, Ms. Walker has been performing consulting services for various banking clients such as Banknorth, Seacoast Financial Services Corp., Brookline Bancorp, Central Cooperative Bancorp and Lawrence Savings Bank. From 1991 to 2002, Ms Walker was the controller at Andover Bank (acquired by TD Banknorth). Ms. Walker has a Bachelor of Arts in Business Administration from the University of Massachusetts, Amherst.

Stephen B. Jones to the position of Executive Vice President Retail Banking of Lawrence Savings Bank. Mr. Jones has extensive retail financial services background from Fidelity Investments, Grove Bank, LIGHTHOUSEBANK and, most recently, the Provident Bank. Mr. Jones received a Bachelor of Arts in Business Administration from the University of New Hampshire and a Master of Arts from Indiana University with a concentration in marketing in 1977.

Teresa K. Flynn to the position of Senior Vice President in charge of Human Resources of Lawrence Savings Bank. Ms. Flynn joined Lawrence Savings Bank in April 2005 and is an active member of the Society for Human Resource Management ("SHRM"). Ms. Flynn has worked for Andover Public Schools, Brown & Williams Corporation, Au Bon Pain, Co. Ms. Flynn received a Bachelor of Arts from Boston University and a Master of Arts from Bentley.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibit is filed with this Report:

4.1 Renewed Rights Agreement dated as of November 17, 2005, between LSB Corporation and Computershare Trust Company, N.A.

99.1 Press Release dated January 26, 2006 -- LSB Corporation Fourth Quarter Results in 2005

99.2 Press Release dated January 27, 2006 announcing the appointment of Michael
J. Ecker as Executive Vice President and Chief Lending Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB CORPORATION

DATED: January 26, 2006


By: /s/ Gerald T. Mulligan
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    Gerald T. Mulligan
    President and
    Chief Executive Officer

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EXHIBIT INDEX

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
Exhibit No.                               Description
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
4.1 Form of Renewed Rights Agreement, dated as of November 17, 2005, between LSB Corporation and Computershare Trust Company, N.A.

99.1 Press Release dated January 26, 2006 announcing LSB Corporation's Fourth Quarter Results in 2005

99.2 Press Release dated January 27, 2006 announcing the appointment of Michael J. Ecker as Executive Vice President and Chief Lending Officer
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